                                                                   EXHIBIT 10.16


                       Right to Purchase 20.64 Shares of
                          Class A Voting Common Stock
                                      of
                           MJD COMMUNICATIONS, INC.


          THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDERS' AGREEMENT OF THE ISSUER, DATED AS OF JULY 31, 1997 (THE "STOCKHOLDERS' AGREEMENT").

          THIS WARRANT AND THE SHARES OF STOCK PURCHASABLE UNDER THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE STOCKHOLDERS' AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS WARRANT AND SUCH SHARES UPON WRITTEN REQUEST.

                                    No. AW1

                           MJD COMMUNICATIONS, INC.

       Amended and Restated Class A Voting Common Stock Purchase Warrant


          MJD COMMUNICATIONS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, Eugene Johnson ("Holder"), or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, subject to the provisions of Section 2.3 hereof, 20.64 fully paid and non-assessable shares of Class A Voting Common Stock (as defined in Section 11 hereof). In all cases the shares of Class A Voting Common Stock purchased hereunder shall be at an initial purchase price per share of $.01 (such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price", which price shall in no event be less than the par value of the Class A Voting Common Stock). The number and character of such shares of Class A Voting Common Stock and the Exercise Price are subject to adjustment as provided herein. This Warrant amends and restates in its entirety the Class A Voting Common Stock Purchase Warrants represented by warrant certificate nos. W-5 and W-13 issued by the Company to the Holder on June 6, 1996 (the "Original Warrants").

          This Warrant shall be subject to all of the terms and conditions of the Stockholders' Agreement as if it were "Common Stock" or otherwise constituted an "interest therein" (as such terms are defined and used in the Stockholders' Agreement).

          1.   DEFINITIONS. Terms defined in the Stockholders' Agreement and not
               -----------
otherwise defined herein are used herein with the meanings so defined. Certain terms used in this Warrant are specifically defined in Section 11 hereof.

          2.   EXERCISE OF WARRANT.
               -------------------

               2.1  Exercise. This Warrant may be exercised in whole or in part
                    --------
prior to its expiration by the holder hereof at any time or from time to time, by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment by check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Class A Voting Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Voting

Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised.

               2.2  Warrant Agent. In the event that a bank or trust company
                    -------------
shall have been appointed as trustee for the holder of the Warrant pursuant to
Section 5.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 12 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 2.

               2.3  Termination. This Warrant shall terminate upon the earliest
                    -----------
to occur of (i) its (and any replacement Warrant's) exercise in full or (ii) July 31, 2016.

               2.4  Commencement of Exercise Period.  This Warrant shall be
                    -------------------------------
exercisable at any time and from time to time after the date hereof.

          3.   DELIVERY OF STOCK CERTIFICATES ON EXERCISE.
               ------------------------------------------

               3.1  Delivery. As soon as practicable after the exercise of this
                    --------
Warrant in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

               3.2  Fractional Shares. In the event that the exercise of this
                    -----------------
Warrant, in full or in part, results in the issuance of any fractional share of Common Stock, then in such event the holder of the Warrant shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

          4.   ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In
               -------------------------------------------------------------
case at any time or from time to time, the holders of Class A Voting Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

               (a) other or additional stock or other securities or property by way of dividend; or

               (b) other or additional stock or other securities or property by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Class A Voting Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 6 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive the amount of stock and other securities and property which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Class A Voting Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 5 and 6 hereof.

          5.   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.
               ----------------------------------------------------------

               5.1  Certain Adjustments.  In case at any time or from time to
                    -------------------
time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Voting Common Stock issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercise this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 4 and 6 hereof.

               5.2  Appointment of Trustee for Warrant Holders Upon Dissolution.
                    -----------------------------------------------------------
In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 5 to a bank or trust company having its principal office in New York, as trustee for the holder or holders of the Warrant.

               5.3  Continuation of Terms. Upon any reorganization,
                    ---------------------
consolidation, merger, sale or transfer (and any dissolution following any transfer) referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation, merger, sale or transfer or the effective date of dissolution following any such transfer, as the case may be, and in the case of such reorganization, consolidation or merger only, shall be binding upon the issuer of any such stock or other securities, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 7 hereof.

          6.   ADJUSTMENTS FOR ISSUANCE OF CLASS A VOTING COMMON STOCK AND
               -----------------------------------------------------------
AMOUNT OF OUTSTANDING CLASS A VOTING COMMON STOCK. If at any time there shall
-------------------------------------------------
occur any stock split, stock dividend, reverse stock split or other subdivision of the Company's Class A Voting Common Stock ("Stock Event"), then the number of shares of Class A Voting Common Stock to be received by the holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully-diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event.

          No adjustment of the Exercise Price shall be made in connection with any adjustment of the number of shares of Class A Voting Common Stock receivable upon exercise of this Warrant, except that the Exercise Price shall be proportionately decreased or increased upon the occurrence of any stock split, reverse stock split or other subdivision of the Class A Voting Common Stock.

          7.   NO IMPAIRMENT.  The Company will not, by amendment of its
               -------------
Certificate of Incorporation or thorough any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant. Without limiting the generality of the foregoing, the
Company:

               (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise;

               (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding; and

               (iii) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant and the Agreement.

          8.   ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any
               ------------------------------------------
event that may require any adjustment or readjustment in the shares of Class A Voting Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in reasonable detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Class A Voting Common Stock then outstanding on a fully-diluted basis, and (ii) the number of shares of Class A Voting Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted an readjusted (if required by Section
6) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option the holder of a Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of such holder unless such accountant determines an error of more than five percent (5%) was made in the adjustment noted on such certificate, in which case such confirmation shall be at the expense of the Company.

          9.   NOTICES OF RECORD DATE.  In the event of:
               ----------------------

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Class A Voting Common Stock shall be entitled to exchange their shares of Class A Voting Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

          10.  RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company
               ----------------------------------------------------
will at all times reserve and keep available solely for issuance and delivery on the exercise of this Warrant, a number of shares of Class A Voting Common Stock equal to the total number of shares of Class A Voting Common Stock from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Class A Voting Common Stock issuable upon exercise of this Warrant.

          11.  DEFINITIONS. As used herein the following terms, unless the
               -----------
context otherwise requires, have the following respective meanings:

               11.1 The term Company shall include the Company and any
                             -------
corporation which shall succeed to or assume the obligations of the Company hereunder.

               11.2 The term Class A Voting Common Stock includes (i) the
                             ---------------------------
Company's Class A Voting Common Stock, $.01 par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the right to vote at meetings of the shareholders and (iii) any other securities into which or for which any of the securities described in clause (i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               11.3 The term Stockholders' Agreement shall mean that certain
                             -----------------------
Stockholders' Agreement dated as of July 31, 1997 among the Company, Carousel Capital Partners, L.P., Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., MJD Partners, L.P. and certain other parties thereto.

               11.4 The term Person shall mean an individual, partnership,
                             ------
corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

          12.  WARRANT AGENT. The Company may, by written notice to the holder
               -------------
of this Warrant, appoint an agent having an office in New York for the purpose of issuing Class A Voting Common Stock on the exercise of this Warrant pursuant to Section 2 hereof, and exchanging or replacing this Warrant pursuant to the Agreement, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

          13.  REMEDIES. The Company stipulates that the remedies at law of the
               --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          14.  NOTICES. All notices and other communications from the Company to
               -------
the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telex or telecopy) at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnished to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

          15.  MISCELLANEOUS.  In case any provision of this Warrant shall be
               -------------
invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any wa be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

          16. CERTAIN OTHER AGREEMENTS. By executing the signature page hereto, the Holder does acknowledge and agree that (a) the Holder has no further rights, and the Company has no further obligations, under the Original Warrant (including as a result of operation of Sections 4, 5, 6 or 7 thereof) and (b) the consummation of the transactions contemplated by the Stock Purchase Agreement dated as of March 6, 1997 by and among the

Company, MJD Partners, L.P., Carousel Capital Partners, L.P., Kelso Investment Associates V, L.P., and Kelso Equity Partners V, L.P. will not constitute an event requiring any adjustment to the number of shares of Common Stock issuable upon exercise pursuant to the terms of either this Warrant or the Original Warrant.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary.


Dated:  July 31, 1997

                                   MJD COMMUNICATIONS, INC.
(Corporate Seal)

                                   By:__________________________________
                                        Name:
                                        Title:


Attest:


___________________________
Secretary



ACCEPTED AND AGREED TO:


___________________________

                             FORM OF SUBSCRIPTION

                        (To be signed only on exercise
                       of Common Stock Purchase Warrant)


TO:  MJD COMMUNICATIONS, INC.


          The undersigned, the Holder of the Class A Voting Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Class A Voting Common Stock Purchase Warrant for, and to purchase thereunder ___ shares of Class A Voting Common Stock of MJD COMMUNICATIONS, INC. and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _________, whose address is
_________________________.


Dated:____________                      ________________________________________
                                             (Signatures must conform in all
                                             respect to name of Holder as
                                             specified on the face of the
                                             Warrant)


                                             ___________________________________
                                                          (Address)

                              FORM OF ASSIGNMENT
                  (To be signed only on transfer of Warrant)


          For value received, the undersigned hereby sells, assigns, and transfers unto __________ the right represented by the within Warrant to purchase ____ shares of Class A Voting Common Stock of MJD COMMUNICATIONS, INC., a Delaware corporation, to which the within Warrant related, and appoints ___________ attorney to transfer such right on the books of MJD COMMUNICATIONS, INC., with full power of substitution in the premises.



Dated:_______________                        By:_______________________________
                                                  Name:
                                                  Title:


                                                  _____________________________
                                                            (Address)

Signed in the present of:


___________________________
Name: